                                                                    Exhibit 10.8
--------------------------------------------------------------------------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                        ALLAIRE SOFTWARE OEM AGREEMENT

Licensee:    DeskTalk Systems, Inc.
             A California Corporation

Address:     19191 S. Vermont Avenue, 9th Floor
             Torrance, CA. 90505

Legal Contact:          Paul Madick
Title:                  General Counsel
Direct:                 310.630.1046
Main:                   310.630.1000
Fax:                    310.323.6197
Email:                  pmadick@desktalk.com
Technical Contact:      Andy MacBean
Address:                61 Spitbrook Road, Suite 400
                        Nashua, NH 03060-5614
Phone:                  603.897.0000 x 30
Email:                  amacbean@desktalk.com
Date:                   August 7, 2000

This Agreement is entered into as of the date set forth above between Allaire Corporation, a Delaware corporation having its principal place of business at 275 Grove Street, Newton, Massachusetts 02466 ("Allaire") and the Licensee identified above ("Licensee").


                                   RECITALS
                                   --------

     A. Allaire owns, markets and distributes the proprietary commercial computer software products identified on Exhibit A to this Agreement (together with any upgrades, successor or replacement products, whether or not subject to the rights granted under this Agreement, the "Allaire Products");

     B. Licensee is developing and intends to market and distribute the proprietary commercial computer software product identified on Exhibit A (the "Licensee Products"); and

     C. Licensee and Allaire desire to enter into an agreement whereby Licensee will have the right to distribute the Allaire Products together with the Licensee Products as a single commercial unit (the "Product Bundle") pursuant to the terms of this Agreement.


                                   AGREEMENT
                                   ---------

1.   PRE-DISTRIBUTION DELIVERABLES
     -----------------------------

     1.1  Transfer of Master Copies. Allaire shall provide master copies of the
          -------------------------
Allaire Products (the "Master Copies") and the Allaire end-user license agreement to Licensee promptly following execution of this Agreement. Licensee shall have the right pursuant to the terms and conditions of this Agreement to make exact object code copies of the Allaire Products to be distributed under this Agreement only from the Master Copies. Licensee shall fully account for all copies of the Allaire Products. Notwithstanding anything to the contrary Licensee shall not be obligated to account for any NFR copies of the Allaire Products. Except as expressly permitted by this Agreement, Licensee is strictly prohibited from providing access or transferring the Master Copies to any other third parties.

     1.2  Product Compatibility and Installation. Licensee shall verify the
          --------------------------------------
compatibility of the Allaire Products with the Licensee Products prior to distributing the Product Bundle. If appropriate, Licensee agrees to provide Allaire with units of the Product Bundle during the term of this Agreement for Allaire to use in assisting Licensee with any compatibility issues if required. Licensee is responsible for properly combining the installation of the Allaire Products and the Licensee Products into a single installation or may distribute in conjunction with Licensee Products, provided that the Allaire Products are not distributed as a standalone product. Allaire hereby grants Licensee the nonexclusive, nontransferable right to reproduce and use the Allaire Products for software compatibility testing (with the Licensee Products for purposes of development, quality assurance testing and support of the Product Bundle at no cost to Licensee.

2.   BUNDLE DISTRIBUTION
     -------------------

     2.1  Bundle Distribution Rights. Allaire grants to Licensee a worldwide,
          --------------------------
non-exclusive, non-transferable, fee-bearing license (a) to reproduce exact object code copies of the Allaire Products pre-installed onto the media containing Licensee's Products and (b) to market and distribute the Allaire Products; provided that (i) copies of the Allaire Products are marketed and distributed with the Licensee Products as a single commercial unit (i.e., the Product Bundle), for a single price, and not as a stand-alone product and (ii) use of copies of the Allaire Products is governed by Licensee's end user license agreement ("Licensee's EULA") the terms and conditions of which shall be at least as protective of Allaire's intellectual property and other rights (including, without limitation, all prohibitions on copying and use) as is Allaire's end user license agreement, a copy of which is attached hereto as Exhibit E and made a part hereof (the "Allaire EULA"), and which inures to the benefit of Allaire, provided that Licensee's EULA shall be freely transferable so long as the End User transferor completely uninstalls the Product Bundle and the End User transferee agrees to be bound by all of the terms and conditions of Licensee's EULA and further provided that Licensee's EULA need not contain any restriction that the Product Bundle be used for internal purposes only. Licensee shall not alter or remove any patent, trademark, copyright and trade secret notifications or "restricted rights" or 'limited rights" legends (or their equivalent under the laws of any foreign government) included with the Allaire Products. Licensee shall refrain from quoting or referring to a separate price for the Allaire Products.

     2.2  Sublicense Rights. Allaire grants to Licensee a worldwide, non-
          -----------------
exclusive, nontransferable, fee-bearing license to sublicense its marketing and distribution rights under paragraph 2.1, subject to the limitations set forth in this Agreement, to third parties ("Sublicensees"); provided that Licensee enters into a written agreement with each such Sublicensee that (i) is at least as protective of Allaire's intellectual property and other rights as is this Agreement, (ii) provides payment, record-keeping and reporting obligations and audit rights at least equivalent to those set forth in this Agreement and
(iii) permits Licensee to provide Allaire with the minimum marketing assurances set forth on Exhibit C. Licensee agrees to exercise its audit and other rights
             ---------
in, and to enforce such Sublicensee agreements, as reasonably requested by Allaire or as otherwise necessary to protect Allaire's rights hereunder. Notwithstanding the right to sublicense granted pursuant to this Section 2.2, the Product Bundle shall not be marketed under any brand name other than as expressly provided in this Agreement. Notwithstanding the above, Licensee may market and distribute the Product Bundle under an alternate brand name, provided that the Product Bundle remains materially similar in functionality.

     2.3  Scope of Distribution. Licensee and Allaire acknowledge and agree
          ---------------------
that it is the intent of the parties that Licensee shall sell the Product Bundle (and not a version of Licensee's Product that does not include the Allaire Product) during the term of this Agreement.

     2.4  No Other Distribution Rights. Other than as expressly provided in
          -------------------------
this Section 1 and 2, Licensee is not authorized to distribute or to authorize others to distribute the Allaire Products in any other manner without the written consent of Allaire.

     2.5  Licensee's End User License Agreement. The terms and conditions of
          -------------------------------------
Licensee's EULA shall serve as the only documentation distributed by Licensee to end users defining each user's rights and obligations regarding the Allaire Products and Licensee agrees to provide in a conspicuous manner one copy of Licensee's EULA with each unit of the Product Bundle. Licensee agrees to exercise its rights in, and to enforce Licensee's EULA, as reasonably necessary to protect Licensee's rights thereunder and Allaire's rights hereunder. Although Licensee shall not be liable to Allaire for any user's failure to comply with the terms and conditions of the end-user license agreement, Licensee agrees to report to Allaire any known or suspected violation(s) of the end-user license agreement and to reasonably cooperate with Allaire in any enforcement actions taken by Allaire, at Allaire's expense.

     2.6  License to use Allaire Marks.- The Bundled Products shall be branded
          -----------------------------
in accordance with Exhibit A.  Allaire hereby grants to Licensee and Licensee's
                   ---------
distributors a nonexclusive and nontransferable right to use Allaire's name and other trademarks (the "Marks") solely in furtherance of the marketing and distribution of the Product Bundle pursuant to this Agreement and only in accordance with the guidelines identified by Allaire from time to time. Except as specifically provided in this Agreement, nothing in this Agreement shall confer upon Licensee any right, title or interest in any of the Marks or goodwill of Allaire.

     2.7  Retained Rights.  As between Allaire and Licensee, all rights to the
          ---------------
Allaire Products, including rights to prepare derivative works, shall belong to Allaire and, except as expressly granted pursuant to this Agreement, all such rights are reserved to Allaire. By way of illustration (and not limitation):

          (a) Except as expressly provided under this Agreement, Allaire does not convey any intellectual property rights to Licensee. For the purposes of this Agreement, "intellectual property rights" means the intangible legal rights or interests evidenced by or embodied in (1) any idea, design, concept, technique, invention, discovery, or improvement, regardless of patentability, but including patents, patent applications, trade secrets, and know-how; (2) any work of authorship, regardless of the availability of copyright protection, but including copyrights and any moral rights recognized by law; and (3) any other similar rights, in each case on a worldwide basis. Licensee has no right whatsoever to receive, review, or otherwise use or have access to the source code for the Allaire Products.

          (b) Allaire retains the right to market, distribute and support the Allaire Products through any person or entity on any terms deemed desirable by Allaire in its sole discretion.

          (c) Without the prior written consent of Allaire, except as expressly permitted by this Agreement, Licensee shall refrain from copying, reverse engineering, disassembling, decompiling, translating, or modifying the Allaire Products, or granting any other person or entity the right to do so.

          Notwithstanding anything to the contrary contained in this Agreement, in the event of any willful violation of Allaire's intellectual property rights which would result in material harm to Allaire, Allaire shall have the right to immediately terminate this Agreement by written notice given at any time after such violation. For any other violation of Allaire's intellectual property rights, Allaire shall have the right to terminate this Agreement if, within thirty (30) days after written notice, Licensee has failed to cure such violation to Allaire's reasonable satisfaction.

3.   CONSIDERATION; COSTS
     --------------------

     3.1  Fees. As consideration for the rights licensed to Licensee hereunder,
          ----
Licensee shall pay to Allaire, immediately upon the execution of this Agreement, the fees specified in Exhibit B which is attached hereto and made a part hereof.
                      ---------

     3.2  Promotional Consideration. As additional consideration for the rights
          -------------------------
licensed to Licensee hereunder, Licensee, shall, at its own expense, actively promote and market the Product Bundle. Licensee and Allaire shall, in addition, specifically undertake the marketing and promotional activities identified in Exhibit C. Subject to the terms of this Agreement, Licensee may in its
---------
discretion, without the prior approval of Allaire, undertake additional marketing and promotional activities for the Product Bundle. Licensee agrees, however, that any reference to the Allaire Products shall be subject to prior review and approval by Allaire (which approval shall not be unreasonably withheld). Licensee shall not (i) make any representations or statements regarding the Allaire Products other than those contained in Allaire's sales literature and advertising copy or (ii) state or imply that Licensee's products are endorsed or recommended by Allaire.

     3.3  Costs and Taxes. Licensee shall assume all costs and obligations
          ---------------
involved with developing, manufacturing, marketing and distributing the Product Bundle, including any commissions and all sales, property, excise, duties, and other federal and local taxes (other than those based on Allaire's net income). Except as expressly agreed in writing, each party shall bear its own expenses arising from negotiating and other performance due under this Agreement.

4.   PROFESSIONAL SERVICES, UPGRADES AND SALES INFORMATION.
     -----------------------------------------------------

     4.1  Technical Support and Other Professional Services. The technical
          ----------------------------------------
support obligations of each party for the Product Bundle and the Allaire Products and Licensee Products
included therein are set forth in Exhibit D. Additional professional services
                                  ---------
provided by Allaire, if any, are also set forth on Exhibit D.
                                                   ---------


     4.2  Updates and Up-grades.  If Exhibit A specifies a particular numbered
          ---------------------      ---------
release of the Allaire Products, then Licensee's rights under this Agreement shall not extend to subsequent numbered releases. If Exhibit A does not specify
                                                      ---------
a particular numbered release, then Licensee's rights under this Agreement shall extend to subsequent numbered releases of those Allaire Products identified in the exhibit, which are introduced by Allaire during the term of this Agreement. In such case, Allaire shall provide such subsequent numbered releases to Licensee when they are prepared for release and the parties shall have the same rights and obligations with respect to the subsequent numbered release as are set forth herein. Upon receipt of a new release, Licensee shall use all commercially reasonable efforts to incorporate such new release in the next scheduled release of the Product Bundle.. Nothing in this Agreement shall preclude Allaire from altering, deleting or adding to the Allaire Products. Allaire agrees, however, to use commercially reasonable efforts to notify Licensee of any such alterations, etc., in advance. Allaire reserves the right to obsolete support for any release except the current release or one prior release.

     4.3  Registration and Sales Information.  Licensee shall provide to Allaire
          ----------------------------------
the payment and forecast reports specified in Exhibit B.
                                              ---------

5.   WARRANTIES AND INDEMNITY
     ------------------------

     5.1  Warranty.
          --------

          (a) Allaire warrants that at the time of delivery to Licensee the Allaire Products will be free from defects that prevent the software from performing in all material respects in the manner described in the applicable user manual for a period of 90 days from the date of delivery to Licensee. Allaire does not warrant that the operation of each Allaire Product will be uninterrupted or error-free.

          (b) Allaire warrants that on the date of delivery to Licensee the Allaire Products will not contain any code that is intentionally constructed to damage, interfere with or otherwise adversely affect computer programs, data files, or hardware without the consent or intent of the program's rightful end user.

          (c) Allaire warrants all media delivered to Licensee to be free of defects in materials and workmanship under normal use for 90 days from the date of delivery to Licensee.

          (d) Allaire warrants that the Allaire Products are capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries (including leap year calculations), and the years 1999 and 2000; provided that (i) all products (for example, hardware, software and firmware) used with the Allaire Products properly exchange accurate date data with the Allaire Products, (ii) the Allaire Product is used in accordance with the then current applicable Documentation , and (iii) the most current version of the Allaire Product in question is installed and being used (including all Allaire patches, fixes and other interim releases and updates thereto) at the time any non-compliance with this warranty is reported. In the event of any non-compliance with the foregoing warranty, provided that all of the foregoing conditions are met and provided that any non-compliance with the above warranty is reported and the Allaire Product in question is returned no more than ninety (90) days following the advent of the Year 2000, Allaire will, at its option, as the sole remedy for such non-compliance, either (i) provide a corrected Allaire Product (or replacement products substantially similar in functionality) at no charge to Licensee or refund the amount paid by Licensee for each unit of Allaire Product returned by Licensee as a result of such non-compliance. THE REMEDIES SET FORTH IN THIS YEAR 2000 COMPLIANCE WARRANTY ARE THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF AN EXPRESS OR IMPLIED YEAR 2000 COMPLIANCE WARRANTY WITH RESPECT TO THE ALLAIRE PRODUCTS.

     At Allaire's option and provided that any non-compliance with the above warranties stated in sections (a), (c) and (d) hereof is reported in writing no more than ninety (90) days following delivery to Licensee, Allaire's sole responsibility shall be (i) to replace defective media or documentation, as the case may be, (ii) to use reasonable efforts to correct such defects in the Allaire Products without charge, or if (i) and (ii) are not commercially reasonable, (iii) to refund the license fee paid to Allaire for the each affected copy of the Allaire Product and terminate all licenses granted to Licensee for such copy. Any replacement software will be warranted for the remainder of the original warranty period or 30 days, whichever is longer. THESE REMEDIES ARE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE TO LICENSEE FOR BREACH OF EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE SOFTWARE AND RELATED DOCUMENTATION.

     THE WARRANTIES SET FORTH HEREIN ARE THE ONLY WARRANTIES APPLICABLE TO THE ALLAIRE PRODUCTS. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY DISCLAIMED.

     5.2  Notice and Indemnification.
          --------------------------

          (a) Notice of Certain Claims and Infringing Acts.  Licensee agrees to
              --------------------------------------------
notify Allaire in writing of any claim or action for infringement threatened or brought against Licensee, or conflicting uses of, application or registrations for proprietary rights in, or acts of infringement or unfair competition involving the Allaire Products or the Marks, promptly after Licensee learns of such matter. Licensee shall furnish all records, documents, specimens and testimony relating to such claim or action as Allaire may reasonably request, at Allaire's cost. When requested by Allaire Licensee shall provide such reasonable assistance to Allaire as may be necessary and customary to assist Allaire in defending or enforcing such claim, at Allaire's cost; however, Licensee shall not cause any legal action for enforcement to be instituted without Allaire's prior written approval.

          (b) Indemnification by Allaire.  Allaire agrees to defend, indemnify
              --------------------------
and hold harmless Licensee against and in respect of any loss, damages, obligation, penalty, deficiency or liability (including, without limitation, reasonable attorneys' fees) awarded by a court of final jurisdiction against Licensee that result from infringement by the Allaire Products on any patent, copyrights, misappropriation of trade secrets or other intellectual property right of any third party, except if and to the extent such claim of infringement is based on modifications to the Allaire Products made by Licensee or the marketing, distribution or use of the Allaire Products in conjunction or combination with the Licensee Products or products or software not supplied by

Allaire. Allaire shall have the right (i) to demand the destruction or return from Licensee of any copies of an Allaire Product which is the subject of a claim of infringement at any time following receipt of notice of such claim (and to credit Licensee the net amount paid for such returned copies, if appropriate), such return to be made at Allaire's direction and expense, and
(ii) immediately upon notice, to suspend or terminate the licenses granted hereunder with respect to any of the Allaire Products which are the subject of a claim of infringement. THE FOREGOING STATES LICENSEE'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

          (c) Indemnification by Licensee.  Licensee agrees to defend, indemnify
              ---------------------------
and hold harmless Allaire against and in respect of any loss, damages, obligations, penalty, deficiency or liability (including, without limitation, reasonable attorneys' fees) awarded by a court of final jurisdiction against Allaire that result from (a) infringement by the Allaire Products on any patent, copyrights, misappropriation of trade secrets or other intellectual property right of any third party solely to the extent that such claim results from a modification or alteration of the Allaire Products by Licensee or the marketing, distribution or use of the Allaire Products in conjunction or combination with the Licensee Products or products or software not supplied by Allaire or (b) any warranty, condition, representation or indemnity granted by Licensee for the Product Bundle in addition to or in lieu of the warranties described in this Agreement, (c) infringement by Licensee's Product (or any other third party product or technology included in the Product Bundle) on any U.S. patent, copyrights, misappropriation of trade secrets or other intellectual property right of any third party. or (d) any breach of the terms and conditions of this Agreement that give rise to termination of this Agreement THE FOREGOING STATES ALLAIRE'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

          (d)  Conditions to Indemnity Obligations. The obligations to defend
               -----------------------------------
and provide indemnification under this Section 5.2 are subject to the following conditions: (i) the party claiming indemnification shall promptly notify the party having the duty of indemnification in writing of any indemniflable claim or action for which indemnification is sought (provided that any failure to so notify shall not limit the indemnifying party's indemnification obligation except if and to the extent such failure materially prejudiced the indemnifying party's ability to defend against any claim, suit or other proceeding), (ii) the indemnifying party shall, at its option, have sole control of the defense of any such claim or action and all negotiations for any settlement or compromise, provided that the party seeking indemnification shall have the right to provide for its own, separate defense at its own cost and expense.

          (e)  Settlement and Cooperation. The parties agree to cooperate in
               --------------------------
good faith in the defense or settlement of any such demand, claim or suit.

     5.3  No Remedy Exclusive/Limitation of Liability.  NEITHER PARTY SHALL BE
          -------------------------------------------
LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES ARISING OUT OF THIS AGREEMENT OR ITS TERMINATION, WHETHER FOR BREACH OF WARRANTY OR ANY OBLIGATION ARISING THEREFROM OR OTHERWISE, WHETHER LIABILITY IS ASSERTED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY) AND IRRESPECTIVE OF WHETHER THE PARTY HAS ADVISED OR HAS BEEN ADVISED OF THE POSSIBILITY

OF ANY SUCH LOSS OR DAMAGE. EXCEPT FOR THE PARTIES' INDEMNIFICATION OBLIGATIONS IN SECTION 5.2 (B) AND 5.2 (C) ABOVE, NEITHER PARTY'S AGGREGATE LIABILITY FOR DIRECT DAMAGES SHALL EXCEED $1,000,000.00. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO A PARTY'S STATUTORY RIGHTS UNDER APPLICABLE INTELLECTUAL PROPERTY LAWS. EACH PARTY HEREBY WAIVES ANY CLAIMS THAT THESE EXCLUSIONS DEPRIVE SUCH PARTY OF AN ADEQUATE REMEDY.

6.   CONFIDENTIALITY
     ---------------

     6.1  Obligation of Confidence.  During the performance of this Agreement,
          ------------------------
each party may receive confidential information from the other. Each party will treat confidential information as confidential and shall protect the disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized dissemination or publication of the Confidential Information as the recipient uses to protect its own Confidential Information. Neither party will disclose confidential information other than to those of its employees or agents who need to know such information for performance of each party's rights and obligations under this Agreement. Neither party will use confidential information for any purpose beyond the performance of its rights and obligations under this Agreement without the prior written consent of the other party. All confidential information shall remain the property of the disclosing party, and each party will return or destroy any tangible materials containing such confidential information upon request of the other party.

     6.2  Identification of Confidential Information.  The parties hereby agree
          ------------------------------------------
that, for purposes of this Agreement, "confidential information" shall mean all information marked or identified as confidential or proprietary, or received under circumstances reasonably interpreted as imposing an obligation of confidentiality. It includes, but is not limited to trade secrets and business matters such as registration cards, research and development information, unreleased software, new products, business opportunities, sales and marketing plans and financial and personnel information. Confidential information does not lose its status as confidential information merely because it was known by a limited number of persons or entities or because it was not entirely originated by either party.

     6.3  Exclusions.  The obligations of confidentiality and protection imposed
          ----------
by this paragraph shall not apply, or shall cease to apply, to any information that: (1) was lawfully known by either party prior to its receipt hereunder; (2) is or becomes publicly available without breach of this Agreement; (3) is lawfully received by either party from a third party who does not have an obligation of confidentiality to either party; (4) is developed independently; or (5) is required by law or statute to be disclosed.

7.   TERM AND TERMINATION
     --------------------

     7.1  Term. Unless earlier terminated in accordance with this Section, the
          ----
term of this Agreement shall be two (2) years, commencing on the date first written above. This Agreement will automatically be extended beyond its original term for additional twelve (12) month periods, unless either party notifies the other of termination within sixty (60) days prior to the scheduled date for termination the then current period. Notwithstanding the foregoing, neither party may rely on this Agreement being extended or renewed.

     7.2  Termination.  Either party shall have the right to terminate this
          -----------
Agreement by written notice sent to the other if the other party breaches any material provision of this Agreement and has failed to cure such breach or has failed to commence a curing action that is satisfactory to the non-breaching party within 30 days following the receipt of such notice. Allaire shall have the right to terminate this Agreement immediately by written notice sent to the Licensee in the event ownership or control of Licensee changes, or if Licensee makes any assignment in violation of this Agreement. This Agreement shall terminate automatically if either party becomes the subject of any proceeding under any bankruptcy, insolvency or debtor's relief law, makes an assignment for the benefit of a creditor or is unable to meet its current financial obligations as they come due, or if a receiver is appointed to take possession of any part of the party's assets.

     7.3  Effect of Termination.  Licensee's license to market and distribute
          ---------------------
the Allaire Products and to use the Allaire's Marks will expire immediately upon termination. No expiration or termination of this Agreement shall impair or affect copies of Allaire Products distributed by Licensee to its customers in accordance with this Agreement prior to the effective date of the expiration or termination of this Agreement. Termination or expiration shall not release either party from its obligation to pay any fees accruing prior to the date of the termination or expiration. After termination or expiration Licensee may continue using a reasonable number of copies for support of its End-Users for a period not to exceed twenty-four (24) months from the date of such termination or expiration.

     7.4  Survival.  The parties' obligations under Sections 2.4, 3.3, 4, 5, 6,
          --------
8 and 9 shall survive any termination of this Agreement.

     7.5  No Liability for Termination.  NEITHER PARTY WILL BE LIABLE FOR
          ----------------------------
DAMAGES OR COSTS OF ANY NATURE ARISING FROM THE EXPIRATION OR TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. THE PARTIES ACKNOWLEDGE THAT THIS
SECTION 7.5 HAS BEEN INCLUDED AS A MATERIAL INDUCEMENT FOR ALLAIRE TO ENTER INTO THIS AGREEMENT BUT FOR THE LIMITATION OF LIABILITY AS SET FORTH HEREIN.

8.   REGULATORY MATTERS
     ------------------

     8.1  Compliance with Laws and Regulations.  Licensee shall comply with all
          ------------------------------------
applicable federal, state and local laws, rules, regulations and executive orders as it pertains to this Agreement. Licensee shall obtain and maintain all permits, licenses, or certificates required by any regulatory body for resale or use of Allaire Products. Licensee undertakes to comply with all U.S. laws and all rules, regulations, orders, and licenses issued, taken or continued in effect pursuant thereto ("U.S. laws"), relating to the export (including "reexport' within the meaning of U.S. laws) of goods, technology or other information subject to the jurisdiction of the U.S. as its relates to Allaire Products. Such U.S. laws include, but are not limited to, the Export Administration Act and the Arms Export Control Act, as may be amended from time to time, and the rules, regulations, orders, licenses and other forms of administrative action, and judicial decisions thereunder.

     8.2  Export Restrictions.  Licensee acknowledges that the Allaire Products
          -------------------
and related documentation and technical information are subject to the export control laws and regulations of the United States, and any amendments thereof. Licensee confirms that with respect to Allaire

Products, it will not export or re-export them, directly or indirectly, either to (i) any countries that are subject to United States export restrictions and to which Allaire is not permitted to export; (ii) any end user who Licensee knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons; or (iii) any end user who has been prohibited from participating in the United States export transactions by any federal agency of the United States government. Licensee further acknowledges that the Allaire Products may include technical data subject to export and re-export restrictions imposed by United States law. Allaire acknowledges that, upon the date of execution of this Agreement, it is lawful to sell its products within the United States and to export such products in accordance with the applicable United States Export Regulations (Allaire Products requirements will be communicated to Licensee).

     8.3  Restricted Rights.  The Allaire Products are "commercial items," as
          -----------------
defined in 48 C.F.R. 2.01, consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1. The Allaire Products are "commercial computer software" as defined in 48 C.F.R. 252.227-7014(a)(1). U.S. Government agencies and entities and others acquiring the Allaire Products under a U.S. Government contract shall have only those rights, and shall be subject to all restrictions, set forth in this Agreement. Licensee shall comply with any requirement of the Government applicable to it to obtain such protection, including without limitation, the placement of any restrictive legends on Product or the Licensee Products, and any license agreement used in connection with the distribution of the Allaire Products.

9.   ADDITIONAL AGREEMENTS
     ---------------------

     9.1  No Legal Partnership Created.  The relationship between Allaire and
          ----------------------------
Licensee hereunder is that of licensor and licensee, not principal and agent, with Licensee licensing Allaire Products for sublicensing for its own account. As an independent contractor, Licensee shall have complete charge of any persons engaged by Licensee for the sublicensing and servicing of the Allaire Products. Neither party has any power, right or authority to bind the other or to assume or to create any obligation or responsibility, express or implied, on behalf of the other.

     9.2  Entire Agreement, Modification and Binding Effect.  This Agreement
          -------------------------------------------------
constitutes the complete agreement between the parties and supersedes all prior understandings or arrangements between them regarding the subject matter of this Agreement. No other contracts, warranties, promises or representations, either oral or in writing, relating to the subject matter of this Agreement bind either party. Any varying or additional terms contained in any purchase order or other written notification shall be of no effect. This Agreement may not be amended or modified except in writing signed by an authorized representative of the party against whom such amendment or modification is asserted. This Agreement will be binding upon, and will inure to the benefit of, the parties, their successors and assigns.

     9.3  Governing Law.  This Agreement shall be governed by the substantive
          -------------
laws of the Commonwealth of Massachusetts, USA (without giving effect to the conflicts of laws principles thereof). The United Nations Convention on Contracts for the International Sales of Goods, as amended, shall not apply to this Agreement.

     9.4  Other Additional Agreements.  This Agreement will not be assignable by
          ---------------------------
either party, and Licensee may not delegate its duties hereunder without the prior written consent of

Allaire. Notwithstanding the foregoing, Allaire may assign its rights and obligations hereunder in connection with a change of ownership or control, or a merger, acquisition or sale of all or substantially all of Allaire's business or assets. Any attempt by Licensee to assign any of its rights or delegate any of its duties hereunder without the prior written consent of Allaire will be null and void, such consent shall in no event be unreasonably withheld. Notwithstanding anything herein to the contrary, Licensee may assign this agreement in connection with a merger for the purposes of re-incorporation of Licensee's corporation.

     9.5  Notice.  Any notice or approval required or permitted under this
          ------
Agreement will be in writing and will be sent by e-mail, facsimile, by air courier, or by airmail, postage prepaid, to the address specified in the first paragraph of this Agreement or to any other address designated by prior notice. Any notice or approval sent by facsimile will be deemed to have been received one business day after its transmission. Any notice or approval sent by air courier will be deemed to have been received five (5) business days after its date of posting. Any notice or approval sent by airmail will be effective upon actual receipt. If any provision of this Agreement is declared illegal or invalid, such provision will be deemed severed, with the remaining provisions of this Agreement being deemed to remain in full force and effect.

Accepted and agreed to on behalf of:

ALLAIRE CORPORATION                 LICENSEE

 /s/ AMY LEWIS                       /s/ JOSEPH M. FEIG
________________________________    _______________________________________
Signature                           Signature(s)

     Amy Lewis                           Joseph M. Feig
________________________________    _______________________________________
Name of Signer - Type or Print      Name of Signer(s) - Type or Print

     VP WW Sales                         Cheif Financial Officer
________________________________    _______________________________________
Title                               Title

                                   EXHIBIT A
                                   ---------

                                   Products

This Exhibit A is subject to and governed by the Agreement to which it is attached.

ALLAIRE PRODUCTS:

JRUN Enterprise, Per Server, Any O/S, English language, English language only JRun Servlet Engine/JSP, Per Server, Any available O/S, English language only EJB/Server (including JT), Per Server, Any O/S, English language, English language only
EJB/JMS, Per Server, Any O/S, English language, English language only

At Licensee's request, Allaire shall deliver to Licensee at no additional prepaid royalty requirement, new localized versions of Allaire Products for the above Allaire Products as they become commercially available, provided that the per unit royalty for such new localized versions of the Allaire Products shall be based on the ERP of such new localized versions of the Allaire Products and calculated in a manner consistent with Exhibit B attached hereto at the appropriate discount for such new localized versions of the Allaire Products as correlated with the prepaid commitment and forecast as set forth in Exhibit B. Licensee and Allaire agree that the ERP, discounts, and per unit royalties for such new localized versions of the Allaire Products may be added to this Agreement through formal Allaire notices to Licensee referencing this Agreement and/or amendments to this Agreement signed by both parties. Such new localized versions of Allaire Products shall be deemed to be Allaire Products (as defined in this Agreement) and shall be governed by the terms and conditions of this Agreement, except that such localized versions of Allaire Products shall not be covered by the Annual Gold Support Agreement. Support for such localized versions of Allaire Products may be obtained separately from Allaire or Allaire partners as available.

DELIVERY:

Allaire shall deliver:

 .    A single master copy of software and available documentation for the f
     Allaire Products per operating system as applicable.
 .    A single serial number to be provided to Licensee's customers or to be incorporated into Licensee's install routine, for the Allaire Products per operating system as applicable.
 .    Available exposed installation scripts (install shield and/or source code)
     for the Allaire Products.
 .    Updates and upgrade to the Allaire Products subject to payment of the maintenance fees as specified in Exhibit B hereto.
 .    Initial delivery shall consist of release 3.0 for the NT and Unix platforms.

LICENSEE PRODUCTS:

Licensee provide product name(s):

Trend product family which may be renamed for the purpose of reporting and monitoring of networks and/or as a data warehouse provided that such renamed products are substantially similar in functionally to the Trend product family

BRANDING:

LOGO, TRADEMARK AND BRANDING:

JRUN

Licensee shall refrain from removing any copyright and trademark notices from the Allaire Product.

Allaire will provide available:

 .    Image specifications (logos, buttons, icons to appear in ads, Web pages)
     style guidelines for copy including Allaire Marks.
 .    Official copy with respect to product description, specifications, press release.

All uses of Allaire logos and trademarks must be in compliance with logo and trademark usage guidelines.

                                   EXHIBIT B
                                   ---------

                                     Fees

This Exhibit B is subject to and governed by the Agreement to which it is attached.

ROYALTIES:

In consideration of Licensee's initial irrevocable prepaid order in the amount of One Hundred Eighty Thousand One Hundred Thirty Six Dollars, $185,136.00 which may be applied toward distribution of any Allaire Product set forth in Table 2 below, payable upon execution of this Agreement , and Licensee's first years' minimum forecast set forth in Table 1 below, Allaire will provide the Allaire Products at the discount from the Estimated Retail Price ("ERP"). Licensee will pay to Allaire the fees specified below, for each unit of the Product Bundle distributed or sublicensed by Licensee or any Sublicensee hereunder, in accordance with the provisions of this Exhibit B.

Table I (English Language Only)

--------------------------------------------------------------------------------
         Allaire Product                    Minimum Allaire Units
--------------------------------------------------------------------------------
JRUN Enterprise                                      0
--------------------------------------------------------------------------------
JRun Servlet Engine per server                     400
--------------------------------------------------------------------------------
EJB/Server (including JT)                            0
--------------------------------------------------------------------------------
EJB/JMS                                              0
--------------------------------------------------------------------------------
JRun Serviet Engine for a one time upgrade         235
--------------------------------------------------------------------------------

Table 2 (English Language Only)

------------------------------------------------------------------------------------------------------------
          Allaire Product                          Allaire ERP*                    Alaire        Per Unit
                                                                                   Discount      Royalty
------------------------------------------------------------------------------------------------------------
JRUN Enterprise                                   $4,995.00                        *****         *****
------------------------------------------------------------------------------------------------------------
JRun Serviet Engine per Server                    $  795.00                        *****         *****
------------------------------------------------------------------------------------------------------------
EJB/Server (Including JT)                         $1,995.00                        *****         *****
------------------------------------------------------------------------------------------------------------
EJB/JMS                                           $2,995.00                        *****         *****
------------------------------------------------------------------------------------------------------------
JRun Servlet Engine for a one time                *****                            *****         *****
upgrade
------------------------------------------------------------------------------------------------------------
JRun Servlet Engine 3.0 Upgrade to                *****                            *****         *****
JRun Enterprise*
------------------------------------------------------------------------------------------------------------

*Subject to change upon notice - the above-listed ERP's shall not change for a period of one (1) year from the date of execution of this Agreement, following the initial one (1) year period Allaire shall provide sixty (60) days prior notice of any increase in such ERP's provided that Licensee has registered as an Allaire partner and further provided that should Allaire fail to provide such notice Licensee's sole and exclusive remedy shall be to receive the pre-adjustment price until such time as Licensee receives notice from Allaire. Licensee acknowledges and agrees that the Per Unit Royalty shall be determined by applying the Discount set forth above to the ERP in effect at the time of Licensee's purchase.

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Licensee acknowledges that the discounted pricing is based on mutually anticipated minimum annual volumes, as set forth in Table 1 above. Licensee and Allaire agree to review the discount rate at the later of (1) one year from the date of execution of this Agreement or (2) the first customer shipment of the next release of Licensee's product line. Licensee agrees that, in event that it purchases fewer units than forecasted (net of cancellations and returns), Allaire will have the right to renegotiate a smaller discount for future purchases to reflect the smaller-than-estimated quantities.

Not For Resale and Evaluation Copies

Royalties shall not be payable on a reasonable number of "not for resale" copies provided to press, industry analysts and potential partners. Royalties shall not be payable on a reasonable number of expiring, time limited evaluation copies provided to prospective customers. Such "not for resale" and expiring evaluation copies shall be provided solely for the purpose of, and subject to agreements which require that such copies only be used for, review and evaluation of the full product, and not for productive use.

MAINTENANCE FEES:

Annual maintenance shall include Update releases (version 1.1 to version 1.2) and Upgrade releases (version 1.0 to version 2.0) to the Allaire Products. The annual maintenance fee shall be fifteen percent, 15%, of the Per Unit Royalty and shall be calculated and payable as follows. The first year's maintenance fee is seventy-five (75%) of the (1) product of (i) Fifteen percent, 15%, of the Per Unit Royalty and (ii) the number of units purchased as part of any initial prepayment; and (2) for additional units prepaid or reported during the first year, the multiple of (i) Fifteen percent, 15%, of the Per Unit Royalty, prorated* for the month in which the units were prepaid or distributed and (ii) the number of units prepaid or distributed. (* Prorated maintenance fees are calculated as follows. The multiple of (i) Fifteen percent, 15%, of the Per Unit Royalty, and (ii) the number of months (including partial months) remaining in that period divided by the total number of months in that period. The first year's maintenance fees are due and payable with the prepayments and/or quarterly royalty reports as applicable. Subsequent years annual maintenance fees, are based on the previous year's actual distribution and equal to the multiple of (i) fifteen percent, 15%, of the Per Unit Royalty and (ii) the number of actual units distributed in the previous year. Such subsequent annual maintenance fees are payable Net 30 from each anniversary of the execution of this Agreement.

SUPPORT FEES:

Upon the execution of this agreement, Licensee shall pay Allaire for services outlined in Exhibit D the fees set forth in the OEM Gold Support Agreement executed by Allaire and Licensee as of the Effective date of this Agreement.

INITIAL PAYMENT SUMMARY:

Initial irrevocable prepaid order        *****
Annual maintenance fees
***** of *****                           *****
Annual Gold Support                      *****
                                         -----------

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Total                                    *****

QUARTERLY REPORTS AND PAYMENTS:

Quarterly, within thirty (30) days after quarter end, Licensee will provide Allaire with a written report and computer media data files (in a format, style, and manner as is reasonably satisfactory to Allaire) showing the number of copies of the Product Bundle distributed by Licensee and its Sublicensees for each platform together with payment of the royalty amount specified in this Exhibit B for each copy of the Allaire Products distributed and any fees for services or support. In addition, Licensee shall use its best efforts to provide Allaire with information regarding the unit distribution for copies of the Product Bundle, including number of copies distributed and point of sale information by country, state or Zip Code, as applicable, during the preceding quarter. All such reports will be considered confidential information of both parties. All payments shall be made in United States dollars at the payee's address indicated in the attached Agreement or at such other address as the payee may from time to time indicate by proper notice.

ROLLING FORECAST:

Licensee agrees that once per quarter Allaire may request of a Licensee designated contact, and Licensee designated contact shall provide a verbal update of Licensee's non-binding distribution unit forecast for the next six month period. All such reports shall be considered confidential information of both parties.

AUDIT RIGHTS:

Licensee shall retain its records to support and document the royalties and reports hereunder, for a period of at least two (2) years after delivery of the corresponding report or payment hereunder. Licensee shall, upon written request by Allaire, during normal business hours, but not more frequently than once each calendar year, provide reasonable access to such records by an independent accounting firm chosen and compensated by Allaire, for purposes of audit. Such accounting firm shall be required to sign a nondisclosure agreement reasonably acceptable to Licensee and shall be authorized to report only the amounts of royalties due and payable for the period requested. If such audit discloses any underpayment of royalties, Licensee shall promptly pay the amount of such shortfall. If the underpayment for any quarter is greater than five percent (5%) of the amounts due, Licensee shall pay the reasonable accounting fees and expenses incurred in connection with such audit.

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT C
                                   ---------

                                   Marketing

This Exhibit C is subject to and governed by the Agreement to which it is
     ---------
attached.

 . Website comarketing: Licensee will be listed in Allaire's directory of partners, exposing Licensee and/or Licensee's Products to the broad base of Allaire customers and developers. Licensee will participate and maintain its listing in the partner area of the Allaire's website, provided that Allaire gives Licensee access to the site in order to do this. If Licensee maintains a partner area of its website, Licensee will include approved references to Allaire and its products in such area.

 . Press Release/ Supporting Quote: Allaire will provide a supporting quote in Licensee's press release announcing the Product Bundle, and will furnish supporting quotes for additional press releases from time to time if so requested by Licensee. Licensee will provide a supporting quote for an Allaire press release announcing the relationship and/or Product Bundle, and will furnish supporting quotes for additional press releases from time to time if so requested by Allaire.

Reference: Licensee agrees that Allaire may refer to Licensee, the Product Bundle and the description of the Product Bundle in any publicized customer lists or presentations. Allaire may further invite Licensee to participate in Allaire's formal customer reference program.

                                   EXHIBIT D
                                   ---------

                             Professional Services

This Exhibit D is subject to and governed by the Agreement to which it is
     ---------
attached.

SUPPORT:

 . Licensee will be solely responsible for providing the end-users of the Product
  Bundle with support.

 . Licensee and Allaire shall execute a Gold Support Agreement in the form attached to this Exhibit D as Exhibit D-1.

 . Licensee agrees to provide Allaire with units of the Product Bundle during the term of this Agreement if required during the term of this Agreement for Allaire to use in assisting Licensee with such support. Subject to payment of Gold support agreement or equivalent, Allaire shall provide basic information that allows Licensee to embed Allaire Products in Licensee's Products.

 . Consulting and Other Services. During the term of this Agreement, Licensee may request available consulting, training, and/or other professional services from Allaire. Such services shall be billable and payable at the then current Allaire rates and shall be provided pursuant to the then current fees and consulting engagement terms and conditions.

                                  EXHIBIT D-1
                                  -----------

                              Allaire Corporation

                            GOLD SUPPORT AGREEMENT

By authorized signature below, DeskTalk Systems, Inc. ("Customer') hereby agrees to the following terms of this Support Agreement ("Agreement") by and between Customer and Allaire Corporation ("Allaire") in connection with Allaire's support of the Allaire software products ("Allaire Products") set forth on the attached Support Schedule ("Support Schedule").

1. The Term and Effective Date of this Agreement are as set forth on the Support Schedule. Customer shall pay to Allaire the Support Fee set forth on the Support Schedule within 30 days of the Effective Date. Allaire reserves the right to cease providing services under this Agreement in the event of an overdue payment. The Support Schedule sets forth the authorized Customer contacts ("Authorized Contacts"). In addition, the Support Schedule sets forth any additional Authorized Contacts, additional services and associated charges. Customer may change Authorized Contacts at any time by notifying Allaire in writing of the change in advance.

2. During the term of this Agreement, Allaire agrees to support the Allaire Products by making available from 8:00 AM to 8:00 PM US Eastern Standard Time, Monday through Friday excluding Allaire-recognized holidays, to Customers Authorized Contacts, telephone consultation with an Assigned Premier Support Engineer. Allaire will answer support requests within 2 hours (or will notify Customer in the event the answer time is expected to exceed 2 hours), and will use its reasonable efforts to correct any reported problem within 5 days, but does not guarantee that it can correct all of Customer's reported problems. Allaire's support hereunder is limited to the Allaire Products and shall include the following:

     . Direct access to a senior-level Allaire Support Engineer with anticipated
       2 hour response time

     . Unlimited support for two authorized pre-named contacts

     . Up to two scheduled two-day on-site visits by an Assigned Premier Support
       Engineer.

     . Five (5) day resolution to all incidents. Resolution shall be defined as:
           (a) Providing a reasonable solution to the incident, or
           (b) Providing a reasonable work-around to the incident, or
           (c) Determination by Allaire that the incident is an enhancement request and forwarding the request to Allaire Product Management, or
           (d) Escalation by Allaire of the incident/bug to Allaire Engineering for review.

     Allaire looks to its customers to help it identify the priority category associated with a given call. While Allaire knows the Allaire Products and the environment, it does not always know the impact a given incident is having on Customer's development efforts. The Technical Support department uses priority levels to gain focus on the incidents that have the greatest impact on its customers. This helps Allaire to insure closure of critical incidents in a timely fashion, and helps all users of Allaire Products. All reported incidents will be addressed in some fashion, but the highest priority incidents will be expedited through the resolution process. Allaire priority schedule is included below:

      Priority Level                  Description
     ---------------------------------------------------------------------------
       1 Development or production halted, or having a severe impact on Customer's ability to continue development.
     ---------------------------------------------------------------------------
       2 Development or production impacted, but can continue for a reasonable amount of time before problem becomes critical. Customer should notify Allaire if this incident becomes a Priority 1.
     ---------------------------------------------------------------------------
       3 Customer is letting Allaire know about a problem, feedback is not currently required. If the customer decides that additional feedback is needed, it should notify Allaire of this change in status .
     ---------------------------------------------------------------------------

     Customers may call Allaire's Technical Support department at any time to check the status of an open incident. Allaire Technical Support will also update customers when an incident has been transferred to another area of the company. Customer requests to re-prioritize an incident must be made to a member of the Allaire Support Team.

     Allaire will use commercially reasonable efforts to perform the support services provided for under this Agreement ("Services"), but it retains the right to determine whether to revise, enhance or otherwise modify the Allaire Products and which requested features, functionality and other changes will be made to the Allaire Products, and it does not warrant or guaranty that all claimed or actual defects or errors will be corrected. Information provided by Customer in connection with Allaire's performance. of the Services may be used without restriction by Allaire to support or enhance the Allaire Products.

3. Allaire Engineering will use reasonable efforts to correct incidents which have been determined to be product bugs in a timely manner. Reported bugs will generally be addressed in a scheduled maintenance release by severity on a first come, first served basis. Severe bugs which fall outside of the scheduled maintenance release will be evaluated for correction on a case by case basis.

4. Customer may add additional products to this Support Agreement for the remainder of this term, in accordance with Allaire's then-current Upgrade Price list. Customer may purchase such Upgrade by issuing a purchase order under the same terms referenced in paragraph 7 and paying the applicable fee.

5. During the term of this Agreement, Customer may add additional Authorized Contacts under this Agreement by executing a Support Schedule Amendment specifying the named Authorized Contacts and paying the prorated fee for each named Authorized Contact through the end of the term.

6. U.S. Customers may purchase the following optional add-ons as part of this support agreement, by submitting a purchase order under the terms specifications in paragraph 7 and paying the applicable fee:

     . Scheduled 7x24 coverage for the Allaire Products listed on the Support Schedule.
        -----------------------------------------------------------------------
        Under this add-on, Customer will have support coverage from an Assigned Premier Support Engineer for specific period of time outside of Allaire business hours, which must be reserved by Customer at least 2 weeks in advance. Use of this add-on is restricted to two pre-named authorized contracts. Customer purchases this option by submitting a purchase order under the terms specified in paragraph 7 and by paying the applicable retainer and per incident fees. Allaire will respond to a request for coverage within two hours of the request.

     .  Extended hours for the Allaire Product(s) listed on the Support
        Schedule.
        ----------------------------------------------------------------
        Under this add-on, Customer will have off-hours support coverage from an Assigned Premiere Support Engineer for up to four consecutive hours during Allaire regular business days and up to eight consecutive hours during weekends and Allaire-recognized holidays, either of which must be reserved at least one week prior to scheduled coverage). Customer purchases this option by submitting a purchase order under the terms specified in paragraph 7 and by paying the applicable hourly charge. Allaire will respond to a request for coverage within two hours of the request.

7. This Agreement shall not renew on an annual basis unless mutually agreed upon by both parties. In the event Customer desires to renew this Agreement, Customer shall issue a purchase order to Allaire thirty (30) days prior to the expiration of this Agreement and, provided Allaire notifies Customer that Allaire accepts Customer's purchase order, this agreement shall renew and Customer will be invoiced at Allaire's then current rates. Payment terms for renewals are net thirty (30) days from invoice date. Interest on late payments shall be charged at a rate of 1 1/2% per month or the maximum allowable by law. Allaire reserves the right to cease providing services under this Agreement in the event of an overdue payment.

8. Allaire warrants that the Services will be performed in the manner described in this Agreement by appropriately trained and qualified personnel using reasonable skill and diligence; provided, however, that Customer's sole remedy and Allaire's sole obligation in the event of a breach of the foregoing warranty shall be, at Allaire's option, for Allaire to either re-perform the non-conforming Services or to refund an appropriate portion of the fees paid by Customer for the non-conforming Services. EXCEPT FOR THE FOREGOING SENTENCE, ALLAIRE DOES NOT MAKE ANY GUARANTY, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE), AND ALLAIRE EXPRESSLY DISCLAIMS ANY SUCH OTHER WARRANTY. Allaire's obligations under the foregoing warranty are subject to Allaire receiving written notice of the claimed non-conforming Services within ninety days of the date on which such Services were provided. THE FOREGOING IS CUSTOMER'S SOLE AND EXCLUSIVE REMEDY IN CONNECTION WITH THE SERVICES.

9. ALLAIRE SHALL NOT BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, TORT OR COVER DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF PROFITS, DATA, BUSINESS OR GOODWILL, WHETHER OR NOT ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES. ALLAIRE'S AGGREGATE LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE FEES PAID UNDER THIS AGREEMENT.

10. This Agreement constitutes the entire agreement between the parties and may not be modified in any way except in writing signed by both parties. Any variance from or addition to the terms of this Agreement contained in any purchase order or other notification will be of no effect. The invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other provision and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

11. The terms and conditions of this Agreement shall prevail notwithstanding any conflict with the terms and conditions of any purchase order or other instrument submitted by Customer. Submission of a purchase order shall be deemed acceptance of the terms and conditions of this Agreement regardless of any contrary terms and conditions on such purchase order.

Accepted and agreed:

DeskTalk Systems, Inc.                      Allaire Corporation
Authorized Signature                        Authorized Signature

By: /s/ PAUL MADICK                         By: /s/ AMY LEWIS
   _____________________________               ___________________________

Printed Name: Paul Madick                   Printed Name: Amy Lewis
             ___________________                         _________________

Title: General Counsel                      Title: VP WW Sales
      __________________________                  ________________________

Date: 8-8-00                                Date: 8-8-00
     ___________________________                 _________________________

                              Allaire Corporation
                            GOLD SUPPORT AGREEMENT
                               SUPPORT SCHEDULE

This Support Schedule is subject to and governed by the Gold Support Agreement to which it is attached.

Customer name and address:
DeskTalk Systems, Inc.
19191 S. Vermont Avenue, 9th Floor
Torrance, CA. 90505
Legal Contact: Paul Madick
Title:  General Counsel
Direct: 310.630.1046
Main:   310.630.1000
Fax:    310.323.6197
Email:  pmadick@desktalk.com

Technical Contact: Andy MacBean
Address: 61 Spitbrook Road, Suite 400
Nashua, NH 03060-5614
Phone: 603.897.0000 x 30
Email: amacbean@desktalk.com

Start Date:____________________________

End Date:______________________________

Products:__________________________________________________

----------------------------------
 Allaire Product        Price
----------------------------------
 JRun                   *****
----------------------------------


--------------------------------------------------------------------------
                                                  Phone #
Authorized                                        Fax Number
Contacts       Name            Address/Location   Internet Email Address
--------------------------------------------------------------------------
First

--------------------------------------------------------------------------
Second

--------------------------------------------------------------------------


--------------------------------------------------------------------------
                         CONTACT FEE:  $5,000 (US) per contact (prorated
                         on monthly basis through end of the term of the
  ADDITIONAL CONTACTS    attached Agreement)
--------------------------------------------------------------------------
Authorized   Name        Address/Location                 Phone #
--------------------------------------------------------------------------

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------
 Contacts                                    Fax Number
                                             Internet Email Address
--------------------------------------------------------------------------


--------------------------------------------------------------------------


--------------------------------------------------------------------------

                              Allaire Corporation
                            GOLD SUPPORT AGREEMENT
                  SUPPORT SCHEDULE - Scheduled 7x24 Coverage

This Support Schedule - Scheduled 7x24 Coverage is subject to and governed by the Gold Support Agreement executed by the parties and currently in effect.

Customer name and address:    _____________________________

                              _____________________________

                              _____________________________


Start Date:________________________

End Date:__________________________

Products:__________________________


--------------------------------------------------------------------------
                                                 Phone #
Authorized                                       Fax Number
Contacts     Name         Address/Location       Internet Email Address
--------------------------------------------------------------------------
First

--------------------------------------------------------------------------
Second

--------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                  United States
-------------------------------------------------------------------------------
             Product                                  Price
-------------------------------------------------------------------------------
Scheduled 7x24 Coverage - JRun     Retainer:  $2000 per day, $6500 per week
                                   (seven consecutive days)

                                   Per incident:  $300
-------------------------------------------------------------------------------

                              Allaire Corporation
                            GOLD SUPPORT AGREEMENT
                       SUPPORT SCHEDULE - Extended Hours

This Support Schedule - Extended Hours is subject to and governed by the Gold Support Agreement executed by the parties and currently in effect.

Customer name and address:    _____________________________

                              _____________________________

                              _____________________________


Start Date:_______________________

End Date:_________________________

Products:__________________________________________________


--------------------------------------------------------------------------
                                                  Phone #
Authorized                                        Fax Number
Contacts      Name         Address/Location       Internet Email Address
--------------------------------------------------------------------------
First

--------------------------------------------------------------------------
Second

--------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                 United States
-------------------------------------------------------------------------------
             Product                                 Price
-------------------------------------------------------------------------------
Extended Hours - JRun                            $300 per hour
-------------------------------------------------------------------------------

This Exhibit E is subject to and governed by the Agreement to which it is
     ---------
attached.

ALLAIRE CORPORATION SOFTWARE LICENSE AGREEMENT

for

JRUN Developer Edition, JRUN Professional Edition and JRUN Enterprise Edition software

IMPORTANT NOTICE

As part of the installation process, you will be asked to accept the terms of this agreement. You are not required to accept this agreement (but Allaire will license the software to you only if you accept the terms and conditions of this Agreement). However, unless you have entered into a separate written license agreement with Allaire Corporation providing otherwise, nothing else grants you permission to install, use, or copy the JRUN software. This agreement is a legal contract that specifies the terms of the license and warranty limitation between you and Allaire Corporation for the software and related materials. You should carefully read the following terms and conditions before installing or using the software. You expressly agree that any varying or additional terms contained in any purchase order or other written notification or document issued by you in relation to the software licensed hereunder shall be of no effect.

UPON DOWNLOADING, INSTALLING OR USING ANY COPY OF THE SOFTWARE, YOU ARE CONFIRMING THAT YOU AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT.

If you do not agree to these terms, promptly delete and destroy all copies of the software and related documentation in your possession. Upon your prompt certification to Allaire that you have not used the software and that you do not accept this license agreement and have deleted and destroyed all copies of the software and related documentation, your money will be refunded.

1.   Editions and Versions of Software.

The JRUN Professional Edition and the JRUN Enterprise Edition are available in commercial versions and an evaluation version. Each edition and version is subject to the terms and conditions of this Agreement. The commercial versions of the software require payment by you of a license fee. The JRUN Developer Edition and the evaluation versions of the JRUN Professional Edition and the JRUN Enterprise Edition are the only versions that are provided without charge. However, the evaluation versions are not free software and are subject to the restrictions of this Agreement.

The following editions of Software are covered by and subject to the terms and conditions of this Agreement: (1) JRUN Developer Edition, (2) JRUN Professional Edition, and (3) JRUN Enterprise Edition.

2.   License Grant.

     a.   JRUN Evaluation Versions.  The terms of this section (a) are
          ------------------------
applicable to you if you have registered as an Evaluation Customer for either the JRUN Professional or JRUN

Enterprise Editions. Subject to the terms and conditions of this Agreement, Allaire grants to you a limited, non-exclusive, non-transferable, non-sublicenseable license to Install on a single physical server or workstation and use the Evaluation Version of the Software in binary object code form in accordance with this Agreement solely for internal evaluation use for a period of sixty (60) days from the date of download or your receipt of the Software (the "Evaluation Period"). You may not: (i) disclose the results of software performance benchmarks to any third party without Allaire's prior written consent, (ii) re-distribute the Software in any manner without the prior written consent of Allaire, or (iii) copy the Software. Upon the expiration of the Evaluation Period you must stop using the Software. The evaluation versions may not be used for any commercial development or for any deployment or ultimate production purposes.

     b.   JRUN Developer Edition.  Subject to the terms and conditions of this
          ----------------------
Agreement, Allaire grants to you a limited, non-exclusive, non-transferable, non-sublicenseable license to install and use the JRUN Developer Edition of the Software in binary object code form in accordance with this Agreement solely to internally design, develop, test and evaluate applications. The number of copies you may make, install and use for such purposes is not limited. You may not re-distribute the Software in any manner without the prior written consent of Allaire.

     The JRUN Developer version may not be used for any commercial development, or for any deployment or ultimate production purposes. For such commercial use of the Software, you must obtain either a license to JRUN Professional Edition or to JRUN Enterprise Edition from Allaire.

     c.   JRUN Professional Edition.  Subject to the terms and conditions of
          -------------------------
this Agreement, Allaire grants to you a limited, non-exclusive, non-transferable, non-sublicenseable, fee-bearing license to install and use the JRUN Professional Edition of the Software only on the total number of CPUs which you have purchased for the purposes of development and evaluation of serverside applications and deployment of such server-side applications, provided that you may not develop an application having the same primary function as the Software.

     d.   JRUN Enterprise Edition.  Subject to the terms and conditions of this
          -----------------------
Agreement, Allaire grants to you a limited, non-exclusive, non-transferable, non-sublicenseable, fee-bearing license to install and use the JRUN Professional Edition of the Software only on the total number of CPUs which you have purchased for the purposes of development and evaluation of server-side applications and deployment of such server-side applications, provided that you may not develop an application having the same primary function as the Software. If you have received the ClusterCATS Software in connection with your license of the JRUN Enterprise Edition, your use of the ClusterCATS software shall be governed by the terms and conditions contained herein.

     e.   All Editions/Versions.  You may delete the Software from one computer
          ---------------------
or processor (as applicable) and reinstall it on another, but you may not install the Software on more than one computer processor at any given time without prior written permission of Allaire, except that you may use the Software on a network provided that each person accessing the Software is properly licensed to use the Software. You may make one backup copy for archival purposes only provided that the copy contains all proprietary notices. From time to time, Allaire may, but shall not be obligated to, make available through its web site certain incremental maintenance releases.

3.   Restrictions.

     a. A license for commercial deployment grants no rights to copy or distribute the Software in any manner. Any commercial distribution of the Software requires that you enter into a separate OEM, reseller or distributor agreement with Allaire.

     b. You agree not to redistribute the Software in any form, manner, medium or channel, either in stand-alone form, or bundled or integrated with any software or hardware product.

     c. You agree not to modify the Software or attempt to decipher, decomplie, disassemble or reverse engineer the Software, except to the extent applicable laws specifically prohibit such restriction.

     d. You may not remove any proprietary notices or labels on the Software. Except as expressly allowed in Section 2, you may not reproduce, rent, lease or in any other manner redistribute the Software, or any portion thereof, without the prior written consent of Allaire The Documentation is also protected by copyright law and may not be copied, distributed, or reproduced in whole or in part without the prior written consent of Allaire.

     e. You may not download or install or otherwise export or re-export the Software or any underlying information or technology except in full compliance with all United States and other applicable laws and regulations.

4.   Intellectual Property Rights.

You acknowledge and agree that as between the parties, Allaire shall retain all title, ownership rights, and intellectual property rights including but not limited to patent, copyright, trademark and trade secret rights in and to the Software. All product names, designs and logos associated with the Software are trademarks of Allaire. Title, ownership rights, and intellectual property rights in and to the content accessed through the Software is the property of the applicable content owner and is protected by applicable copyright or other law. This License gives you no rights to such content. Except as expressly granted in
Section 2 above, no licenses are granted to you.

5.   Warranty.

     a.   JRUN Evaluation Versions and JRUN Developer Edition.  ALLAIRE PROVIDES
          ---------------------------------------------------
NO REMEDIES OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, FOR THE EVALUATION VERSION OR THE DEVELOPER EDITION. THE SOFTWARE AND DOCUMENTATION ACCOMPANYING THE EVALUATION VERSION ARE PROVIDED "AS IS."

     b.   JRUN Professional Edition and JRUN Enterprise Edition.  Allaire
          -----------------------------------------------------
warrants that the physical media and the documentation will be free from defects in materials and workmanship under normal use for 90 days from the date of delivery to you. Allaire also warrants that these editions will be free from significant defects that prevent the software from performing substantially in the manner described in the applicable user manual for a period of 90 days from the date of delivery to you. At Allaire's option, provided that any non-compliance with the above warranty is reported in writing to Allaire no more than ninety (90) days following delivery to you, Allaire will (i) replace defective media or documentation, as the case may be, (ii) use reasonable efforts to correct significant defects in the Software without charge, or (iii) refund the licensee fee paid to Allaire for the applicable copy of the Software in exchange for termination of all licenses granted to you for such copy. Any replacement Software will be warranted for the remainder of the original warranty period or 30 days, whichever is longer. THESE REMEDIES ARE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE TO YOU FOR BREACH OF EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE SOFTWARE AND RELATED DOCUMENTATION.

     c.   All Editions.  THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER
          ------------
WARRANTIES, REPRESENTATIONS, PROMISES OR GUARANTEES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ALLAIRE EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES. By way of example, without limitation, Allaire provides no warranties of any kind to any end-users accessing or otherwise using applications developed or otherwise obtained by you. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UCC WILL BE CONFERRED ON YOU UNLESS EXPRESSLY GRANTED HEREIN.

SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE WARRANTY LANGUAGE ABOVE MAY NOT APPLY TO YOU. IN SUCH CASE, ALLAIRE'S LIABILITIES SHALL BE LIMITED BY THE PROVISION BELOW ENTITLED "LIMITATION ON LIABILITY.

The warranties do not cover damage or defects caused by or related to misuse, modification, accident, negligence or misapplication. Any such misuse, modification or misapplication of the software will void this warranty. Because programs such as this are inherently complex, Allaire does not warrant that the Software is error-free or will operate without interruption. Furthermore, Allaire does not warrant that the Software will work with any given database, network or network application.

The Software is not designed or licensed for use in hazardous environments requiring fail-safe controls, including without limitation operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, and life support or weapons systems. Allaire specifically disclaims any express or implied warranty of fitness for such purposes.

You acknowledge that due to the complexity of the Software, it is possible that use of the Software could lead to the unintentional loss or corruption of data. You assume all risks of such data loss or corruption; the warranties provided in this Agreement do not cover any damages or losses resulting from data loss or corruption.

6.   Limitation of Liability

IN NO CASE SHALL ALLAIRE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, COVER OR CONSEQUENTIAL DAMAGES OR LOSS, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR THE INABILITY TO USE EQUIPMENT OR ACCESS DATA, WHETHER SUCH DAMAGES ARE BASED UPON A BREACH OF EXPRESS OR IMPLIED WARRANTIES, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT, OR ANY OTHER LEGAL THEORY. THIS IS TRUE EVEN IF ALLAIRE IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO CASE WILL ALLAIRE'S LIABILITY EXCEED THE AMOUNT OF THE LICENSE FEE ACTUALLY PAID BY YOU TO ALLAIRE. This limitation on liability, and the disclaimers of warranties contained in the previous section, inure to the benefit of Allaire's licensors.

This limitation on liability, and the disclaimers of warranties contained in the previous section, inure to the benefit of Allaire's licensors.

7.   Termination

If you have acquired an evaluation version, the license granted herein shall automatically terminate upon sixty (60) days after you first install such version. Subsequent downloads, installations or use of the evaluation version by or for you will not extend, renew, or otherwise restart the term of the license. For the commercial versions of the Software, this agreement is effective until terminated. You may terminate this Agreement at any time by destroying the Software and all backup copies thereof. This Agreement will terminate immediately without notice from Allaire if you fall to comply with any provision of this Agreement. Upon termination you must destroy the Software and all backup copies thereof. Termination is not Allaire's sole remedy under this Agreement, and, whether or not termination is effected, all other remedies, legal and equitable, shall remain available to Allaire.

8.   General

The internal laws of the Commonwealth of Massachusetts shall control this Agreement if you are located anywhere other than Canada. The internal laws of the Province of Ontario shall control if you are located in Canada. In each case this Agreement shall be construed and enforced without regard to the United Nations Convention on the International Sale of Goods and will be deemed a contract under seal.

This Agreement is the complete agreement between you and Allaire concerning the Software and Documentation and supersedes all proposals, oral or written, all negotiations, conversations or discussions between or among the parties relating to the subject matter of this Agreement and all past dealing or industry custom. It is expressly agreed that any varying or additional terms contained in any purchase order or other written notification issued by you In relation to the software licensed hereunder shall be of no effect. The failure or delay of Allaire to exercise any of its rights under this Agreement or upon any breach of this Agreement shall not be deemed a waiver of those rights or of the breach.

No Allaire dealer, agent or employee is authorized to make any amendment to this Agreement. If any provision of this Agreement shall be held by a court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provisions of this Agreement will remain in full force and effect. You may not assign this Agreement or any rights hereunder. The provisions of Sections 4, 6 and 7 shall survive termination of this Agreement.

If you have any questions concerning this Agreement or the software or related documentation, you may contact Allaire's customer service at www.allaire.com.

I AGREE                       I DO NOT AGREE

Copyright (c) 2000.  Allaire Corporation.  All Rights Reserved.

Other product and company names appearing in Allaire products and materials are used for identification purposes only and may be trademarks or registered trademarks of their respective companies. Registered and unregistered trademarks used in any Allaire products and materials are the exclusive property of their respective owners.